Tradr 2X Long Innovation ETF

SCHEDULE OF INVESTMENTS

As of December 31, 2025 (Unaudited)

Value

Other Assets in Excess of Liabilities — 100.0%	$26,624,643
TOTAL NET ASSETS — 100.0%	$26,624,643

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Clear Street	ARK Innovation ETF	Receive	4.20% (OBFR01* + 55bps)	At Maturity	7/29/2026	$17,978,137	$-	$1,843,283
Goldman Sachs	ARK Innovation ETF	Receive	3.74% (FRED** + 10bps)	At Maturity	3/17/2026	3,082,341	-	(116,673)
TD Cowen	ARK Innovation ETF	Receive	4.15% (OBFR01* + 50bps)	At Maturity	5/1/2026	14,161,158	-	17,431,933
TOTAL EQUITY SWAP CONTRACTS								$19,158,543

*	OBFR01 - Overnight Bank Funding Rate, 3.65% as of December 31, 2025.
**	FRED - Federal Funds Effective Rate, 3.64% as of December 31, 2025.